SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND

the(“Fund”)

Effective immediately, the advisory rates table in the Fund’s SAI is replaced with the following:

Fund	Fee
Social Sustainability Fund	First $500 million	0.650%
	Next $500 million	0.625%
	Next $1 billion	0.600%
	Next $2 billion	0.575%
	Over $4 billion	0.550%

March 22, 2011